UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02349

Morgan Stanley Income Securities Inc.

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-296-0289

Date of fiscal year end: September 30, 2014

Date of reporting period: March 31, 2014

Item 1—Report to Shareholders

Directors

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

John H. Gernon

President and Principal Executive Officer

Stefanie V. Chang Yu

Chief Compliance Officer

Joseph C. Benedetti

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary E. Mullin

Secretary

Transfer Agent

Computershare Trust Company, N.A.

211 Quality Circle, Suite 210

College Station, Texas 77845

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

© 2014 Morgan Stanley

ICBSAN
910368 EXP 5.31.15

INVESTMENT MANAGEMENT

Morgan Stanley

Income Securities Inc.

NYSE: ICB

Semiannual Report

March 31, 2014

Morgan Stanley Income Securities Inc.

Table of Contents

Welcome Shareholder	3
Fund Report	4
Portfolio of Investments	8
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	36
Shareholder Voting Results	37
Portfolio Management	38
Investment Policy	39
Dividend Reinvestment Plan	44
U.S. Privacy Policy	47

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Morgan Stanley Income Securities Inc. performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today’s financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Fund Report (unaudited)

For the six months ended March 31, 2014

Market Conditions

The Federal Reserve’s (Fed) fourth quarter announcement that it would gradually begin to taper its asset purchase program had a widespread impact on financial markets late in 2013. Stronger economic growth and investor appetite for risk meant that government bonds’ performance was generally weaker during the period. On the other hand, developed market equities performed particularly well as the Fed’s decision, together with comments from other central banks, added to confidence that the global economic recovery was likely to continue. These trends were generally supportive of both the investment grade and high yield credit markets, which performed well late in 2013.

The market’s expectation for the first three months of 2014 were for higher yields and higher equity prices. However, factors related to bad weather, geopolitical event risks, slowing growth in China and a subsequent decline in inflation data pushed bond yields lower by quarter end. Lackluster performance from global equity markets suggests that investors remain concerned about the fragility of economic growth in China and the potential impact of political developments in various emerging markets. In contrast, the investment grade and high yield credit markets were largely unaffected by these uncertainties and continued to outperform relative to governments.

Heading into the second quarter of 2014, market expectations are high that economic growth will improve later in the year. Global monetary policy is likely to remain easy based on the stated intentions of the Fed and other central banks. Inflation has been low and has shown no signs of accelerating, and fiscal restraint in the U.S. and Europe has been lessening. These are not conditions normally associated with poorly performing asset markets.

We are carefully watching fixed income valuations. Yields are higher and spreads are tighter on most corporate debt securities. A number of global transitions are now underway, including a shift in Fed policy, global economic growth staying above average, Japan making an effort to end deflation, China and other emerging market countries moving to restart growth, and Europe showing below-target inflation and embarking on banking sector reform. Given these significant transitions, possible policy mistakes by governments and central banks could pose a risk to global fixed income markets.

Performance Analysis

The net asset value (NAV) of Morgan Stanley Income Securities Inc. (ICB) increased from $18.94 per share on September 30, 2013 to $19.71 per share on March 31, 2014. Based on the NAV change plus reinvestment of dividends totaling approximately $0.39 per share, the Fund’s total NAV return for the six-month period was 6.47 percent. ICB’s value on the New York Stock Exchange (NYSE) moved from $16.63 per share on September 30, 2013 to $17.54 per share on March 31, 2014. Based on this change plus the reinvestment of dividends, the Fund’s total market return for the six-month period was 7.90 percent. ICB’s NYSE market price was at a 11.01 percent discount to its NAV. Past performance is no guarantee of future results.

The monthly dividend declared in April 2014 was decreased to $0.0525 per share. The dividend reflects the current level of the Fund’s net investment income.

The Fund’s largest overweight position continued to be in the financial sector, while non-financial credits remained underweight. While financials continue to repair and recover from the crisis, non-financial credits are increasingly engaging in shareholder friendly activity — i.e., sacrificing their balance sheets to increase stock buybacks and dividends — as the economic recovery matures. The Fund also maintains a modest, opportunistic allocation to high yield bonds, which have been supported by above-average yield spreads and low default rates. These positions, as well as a small position in convertible bonds, benefited relative performance. Treasury yields, while volatile, ended the period roughly unchanged. Therefore, the Fund’s interest rate positioning had a neutral impact on relative performance.

In the credit markets, valuation has changed dramatically due to the strong excess returns of the past 24 months. It would appear that much of the value we perceived over the past several years has now been realized, and the potential to enhance return through geographical positioning or sector selection has declined.

However, we believe there are still opportunities to generate excess returns within the credit markets. Though credit spreads have tightened materially over the past two years, they remain elevated relative to previous bull markets and continue to offer the potential for returns above risk-free rates. Given an increase in issue-specific risk, we believe future returns are likely to be affected by security selection and by correctly anticipating event risk and its impact on bondholders.

The Fund’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund’s shares. In addition, we would like to remind you that the Directors have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION* as of 03/31/14
Corporate Bonds	97.2%
Asset-Backed Securities	1.4
Short-Term Investments	0.6
Convertible Preferred Stocks	0.5
Variable Rate Senior Loan Interests	0.3

LONG-TERM CREDIT ANALYSIS as of 03/31/14
AAA	6.3%
AA	1.2
A	19.9
BBB	59.2
BB	8.8
B or Below	2.3
Not Rated	2.3

* Does not include open long/short futures contracts with an underlying face amount of $93,172,782 with net unrealized appreciation of $441,086. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of $583 and does not include open swap agreements with net unrealized appreciation of $906,362.

Subject to change daily. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled “not rated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are obtained from Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Services, Inc (“Moody’s”) or Fitch Ratings (“Fitch”). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, Morgan Stanley Investment Management Inc. (the “Adviser”) has deemed them to be of comparable quality. Ratings from Moody’s or Fitch, when used, are converted into their equivalent S&P rating.

Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information

About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 231-2608 or by visiting the Mutual Fund Center on our web site at

www.morganstanley.com. It is also available on the SEC’s web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Morgan Stanley Income Securities Inc.

Portfolio of Investments■March 31, 2014 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE

	Corporate Bonds (90.4%)
	Basic Materials (4.0%)
$326	Allegheny Technologies, Inc.	4.25%	06/01/14	$333,946
535	ArcelorMittal (Luxembourg)	10.35	06/01/19	680,119
250	Ashland, Inc.	6.875	05/15/43	253,125
845	Barrick Gold Corp. (Canada)	4.10	05/01/23	803,091
375	Eldorado Gold Corp. (Canada)(a)	6.125	12/15/20	376,875
820	Freeport-McMoRan Copper & Gold, Inc.	3.875	03/15/23	785,522
710	Glencore Funding LLC (a)	4.125	05/30/23	679,384
865	Goldcorp, Inc. (Canada)	3.70	03/15/23	816,944
375	Incitec Pivot Ltd. (Australia)(a)	4.00	12/07/15	389,802
495	NOVA Chemicals Corp. (a)	5.25	08/01/23	531,506
565	Rockwood Specialties Group, Inc.	4.625	10/15/20	586,187
334	United States Steel Corp.	4.00	05/15/14	337,966
490	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	524,534

				7,099,001

	Communications (15.4%)
850	21st Century Fox America, Inc.	6.15	02/15/41	1,003,292
670	21st Century Fox America, Inc.	6.40	12/15/35	803,195
245	Cablevision Systems Corp.	7.75	04/15/18	280,831
675	CC Holdings GS V LLC/Crown Castle GS III Corp.	3.849	04/15/23	657,859
770	CenturyLink, Inc.	5.80	03/15/22	791,175
210	CenturyLink, Inc., Series Q	6.15	09/15/19	228,113
200	Columbus International, Inc. (Barbados)(a)	7.375	03/30/21	206,250
170	CSC Holdings LLC	6.75	11/15/21	190,825
376	Ctrip.com International Ltd. (a)	1.25	10/15/18	374,590
295	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	426,795
1,250	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	3.80	03/15/22	1,239,028
425	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	4.60	02/15/21	449,062
305	ENTEL Chile SA (Chile)(a)	4.875	10/30/24	308,243
375	Juniper Networks, Inc.	4.50	03/15/24	380,413
520	Lamar Media Corp. (a)	5.375	01/15/24	535,600
350	MDC Partners, Inc. (Canada)(a)	6.75	04/01/20	370,125
555	Omnicom Group, Inc.	3.625	05/01/22	552,128
900	Orange SA (France)	2.75	02/06/19	912,384
436	Priceline.com, Inc. (a)	0.35	06/15/20	516,933
900	Qtel International Finance Ltd. (Qatar)(a)	3.25	02/21/23	847,125
350	RF Micro Devices, Inc.	1.00	04/15/14	359,406
272	SINA Corp. (China) (a)	1.00	12/01/18	259,930
505	T-Mobile USA, Inc.	6.25	04/01/21	535,931
325	Telefonaktiebolaget LM Ericsson (Sweden)	4.125	05/15/22	332,549
1,175	Telefonica Europe BV (Spain)	8.25	09/15/30	1,529,950
665	Time Warner Cable, Inc.	4.50	09/15/42	612,808

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments■March 31, 2014 (unaudited)  continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE

	$2,190	Time Warner Cable, Inc.	6.75%	07/01/18	$2,569,586
	1,565	Time Warner, Inc.	7.70	05/01/32	2,104,470
	650	Verizon Communications, Inc.	3.85	11/01/42	546,402
	400	Verizon Communications, Inc.	5.15	09/15/23	438,554
	4,700	Verizon Communications, Inc.	6.55	09/15/43	5,740,279
	850	Viacom, Inc.	5.85	09/01/43	937,415
	254	Yahoo!, Inc. (a)	0.00(b)	12/01/18	259,398

					27,300,644

		Consumer, Cyclical (5.4%)
	413	American Airlines Pass-Through Trust (a)	4.00	07/15/25	416,587
	873	American Airlines Pass-Through Trust (a)	4.95	01/15/23	936,679
	700	British Airways PLC (United Kingdom) (a)	4.625	06/20/24	733,163
	475	Chrysler Group LLC/CG Co-Issuer, Inc. (a)	8.00	06/15/19	522,500
	540	Daimler Finance North America LLC (Germany)	8.50	01/18/31	804,080
	400	Exide Technologies (c)(d)	8.625	02/01/18	306,000
	800	Ford Motor Co.	4.75	01/15/43	776,601
	500	General Motors Co. (a)	4.875	10/02/23	515,000
	159	Iconix Brand Group, Inc.	2.50	06/01/16	216,737
KRW	200,000	Lotte Shopping Co. Ltd., Series LOTT (Korea, Republic of)	0.00(b)	01/24/18	192,368
	$600	QVC, Inc.	4.375	03/15/23	592,364
	247	Toll Brothers Finance Corp.	0.50	09/15/32	262,129
	925	United Airlines Pass-Through Trust	4.30	08/15/25	953,333
	275	US Airways Pass-Through Trust	3.95	11/15/25	277,062
	745	Wesfarmers Ltd. (Australia)(a)	1.874	03/20/18	737,322
	665	Wyndham Worldwide Corp.	4.25	03/01/22	673,717
	600	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	5.375	03/15/22	629,250

					9,544,892

		Consumer, Non-Cyclical (9.1%)
	900	AbbVie, Inc.	2.90	11/06/22	868,043
	475	ADT Corp. (The) (a)	6.25	10/15/21	488,656
	400	Albea Beauty Holdings SA (a)	8.375	11/01/19	436,000
	415	Altria Group, Inc.	5.375	01/31/44	435,483
	156	Altria Group, Inc.	10.20	02/06/39	256,773
	1,601	Amgen, Inc.	5.15	11/15/41	1,655,464
	340	ARAMARK Corp.	5.75	03/15/20	360,825
	475	BioMarin Pharmaceutical, Inc.	1.50	10/15/20	529,625
	425	Boston Scientific Corp.	4.125	10/01/23	431,736
	270	BRF SA (Brazil) (a)	3.95	05/22/23	241,650
	350	ESAL GmbH (Brazil) (a)	6.25	02/05/23	332,500
	780	Experian Finance PLC (United Kingdom) (a)	2.375	06/15/17	794,392
	430	Gilead Sciences, Inc.	4.50	04/01/21	471,577
	325	Gilead Sciences, Inc.	4.80	04/01/44	335,890

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments■March 31, 2014 (unaudited)  continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE

	$275	Grifols Worldwide Operations Ltd. (Spain) (a)	5.25%	04/01/22	$281,875
HKD	2,000	Hengan International Group Co. Ltd. (China)	0.00(b)	06/27/18	263,972
	$176	Jarden Corp.	1.875	09/15/18	245,630
	205	JBS Investments GmbH (Brazil) (a)	7.75	10/28/20	217,044
	425	Kraft Foods Group, Inc.	6.50	02/09/40	530,508
	585	Kraft Foods Group, Inc.	6.875	01/26/39	755,728
	160	McKesson Corp.	4.883	03/15/44	162,811
	870	Novartis Capital Corp. (Switzerland)	3.40	05/06/24	870,792
	315	PHH Corp.	4.00	09/01/14	340,397
	445	RR Donnelley & Sons Co.	7.875	03/15/21	511,750
	475	Salix Pharmaceuticals Ltd. (a)	6.00	01/15/21	508,250
	585	Sigma Alimentos SA de CV (Mexico) (a)	5.625	04/14/18	638,381
	875	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	877,900
	410	United Rentals North America, Inc.	5.75	11/15/24	413,587
	675	Verisk Analytics, Inc.	5.80	05/01/21	750,134
	990	WM Wrigley Jr Co. (a)	2.90	10/21/19	1,000,179

					16,007,552

		Diversified (0.1%)
	200	Alfa SAB de CV (Mexico) (a)	5.25	03/25/24	205,500

		Energy (11.4%)
	155	Access Midstream Partners LP/ACMP Finance Corp.	4.875	05/15/23	156,937
	600	Anadarko Petroleum Corp.	6.20	03/15/40	697,134
	675	Buckeye Partners LP	4.15	07/01/23	674,482
	650	Canadian Natural Resources Ltd. (Canada)	6.25	03/15/38	780,035
	400	Cimarex Energy Co.	5.875	05/01/22	436,000
	125	Continental Resources, Inc.	4.50	04/15/23	129,694
	400	Continental Resources, Inc.	7.125	04/01/21	453,000
	375	DCP Midstream Operating LP	2.70	04/01/19	374,532
	600	DCP Midstream Operating LP	3.875	03/15/23	587,346
	540	Ecopetrol SA (Colombia)	5.875	09/18/23	591,300
	1,075	Energy Transfer Partners LP	3.60	02/01/23	1,030,135
	775	Energy Transfer Partners LP	4.90	02/01/24	808,124
EUR	300	Eni SpA, Series GALP (Italy)	0.25	11/30/15	427,430
	$750	EnLink Midstream Partners LP	2.70	04/01/19	753,211
	1,400	Enterprise Products Operating LLC	5.95	02/01/41	1,608,586
	250	Kinder Morgan Energy Partners LP	2.65	02/01/19	249,922
	625	Kinder Morgan Energy Partners LP	3.50	09/01/23	591,289
	875	Kinder Morgan Energy Partners LP	5.00	03/01/43	836,215
	355	Kinder Morgan Energy Partners LP	6.85	02/15/20	417,426
	200	Lukoil International Finance BV (Russia)	2.625	06/16/15	203,400
	150	Marathon Petroleum Corp.	5.125	03/01/21	167,022
	400	Marathon Petroleum Corp.	6.50	03/01/41	485,998

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments■March 31, 2014 (unaudited)  continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE

	$500	Nexen Energy ULC (Canada)	6.40%	05/15/37	$577,091
	550	ONEOK Partners LP	6.125	02/01/41	619,561
	1,030	Petro-Canada (Canada)	5.95	05/15/35	1,188,911
	650	Phillips 66	4.30	04/01/22	688,343
	750	Pioneer Natural Resources Co.	3.95	07/15/22	767,143
	365	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	451,328
	309	Sinopec Group Overseas Development 2012 Ltd. (China) (a)	2.75	05/17/17	317,694
	150	Tesoro Corp.	5.375	10/01/22	155,063
	1,025	Transocean, Inc.	6.375	12/15/21	1,153,831
	1,350	Weatherford International Ltd.	4.50	04/15/22	1,416,034
	350	Williams Partners LP	6.30	04/15/40	399,053

					20,193,270

		Finance (31.2%)
EUR	200	Aabar Investments PJSC (Germany)	4.00	05/27/16	340,968
	$315	ABB Treasury Center USA, Inc. (Switzerland) (a)	4.00	06/15/21	331,715
	350	Abbey National Treasury Services PLC (United Kingdom)	4.00	03/13/24	353,737
	430	ABN Amro Bank N.V. (Netherlands) (a)	2.50	10/30/18	429,677
	500	Alexandria Real Estate Equities, Inc.	3.90	06/15/23	483,824
	325	American Campus Communities Operating Partnership LP	3.75	04/15/23	310,572
	1,290	American Financial Group, Inc.	9.875	06/15/19	1,664,851
	400	American International Group, Inc.	4.875	06/01/22	438,752
	2,315	American International Group, Inc.	6.40	12/15/20	2,762,038
	550	American International Group, Inc.	8.25	08/15/18	688,799
	465	American Tower Corp.	3.50	01/31/23	440,545
	151	Ares Capital Corp. (a)	4.375	01/15/19	160,626
	800	Banco de Credito del Peru (Peru) (a)	6.125(e)	04/24/27	834,000
	150	Bank of America Corp. (f)	4.00	04/01/24	150,130
	1,450	Bank of America Corp.	5.70	01/24/22	1,666,288
	325	Bank of America Corp.	7.75	05/14/38	429,893
	400	Bank of America Corp., MTN	3.30	01/11/23	386,361
	1,450	Barclays Bank PLC (United Kingdom) (a)	6.05	12/04/17	1,630,497
	775	BBVA Bancomer SA (Mexico) (a)	6.50	03/10/21	841,844
	200	Billion Express Investments Ltd. (China)	0.75	10/18/15	199,500
	185	Boston Properties LP	3.80	02/01/24	183,802
	280	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	307,897
	1,200	Capital One Bank, USA NA	3.375	02/15/23	1,169,879
	675	Citigroup, Inc.	3.875	10/25/23	671,551
	1,290	Citigroup, Inc.	4.05	07/30/22	1,297,252
	210	Citigroup, Inc.	5.50	09/13/25	224,170
	220	Citigroup, Inc.	6.675	09/13/43	258,523
	535	Citigroup, Inc.	8.50	05/22/19	682,371
	1,385	CNA Financial Corp.	7.35	11/15/19	1,700,533
	750	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.95	11/09/22	746,224

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments■March 31, 2014 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE

$150	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) (a)	11.00(e) %	06/30/19(g)	$199,500
310	Credit Agricole SA (France) (a)	7.875(e)	01/23/24(g)	327,825
850	Credit Suisse AG (Switzerland) (a)	6.50	08/08/23	935,000
575	Dexus Diversified Trust/Dexus Office Trust (Australia) (a)	5.60	03/15/21	637,708
320	Discover Bank	7.00	04/15/20	378,022
420	Discover Financial Services	3.85	11/21/22	413,032
230	ERP Operating LP	4.625	12/15/21	249,043
450	Ford Motor Credit Co., LLC	5.00	05/15/18	497,143
1,335	Ford Motor Credit Co., LLC	5.875	08/02/21	1,538,426
355	General Electric Capital Corp.	5.30	02/11/21	399,866
760	Genworth Financial, Inc.	7.70	06/15/20	928,332
830	Goldman Sachs Group, Inc. (The)	3.625	01/22/23	818,000
1,495	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	1,717,906
1,100	Goodman Funding Pty Ltd. (Australia) (a)	6.375	04/15/21	1,250,512
295	Harley-Davidson Funding Corp. (a)	6.80	06/15/18	345,822
1,250	Hartford Financial Services Group, Inc.	5.50	03/30/20	1,417,534
795	HBOS PLC, Series G (United Kingdom) (a)	6.75	05/21/18	902,334
400	Healthcare Trust of America Holdings LP	3.70	04/15/23	381,626
475	Host Hotels & Resorts LP, Series D	3.75	10/15/23	460,911
430	HSBC Finance Corp.	6.676	01/15/21	502,483
440	HSBC Holdings PLC (United Kingdom)	4.25	03/14/24	441,429
180	HSBC Holdings PLC (United Kingdom)	6.50	05/02/36	212,589
800	ING Bank N.V. (Netherlands) (a)	5.80	09/25/23	854,720
400	ING US, Inc.	5.65(e)	05/15/53	399,600
480	Intesa Sanpaolo SpA (Italy)	5.25	01/12/24	494,040
310	Jefferies Finance LLC/JFIN Co-Issuer Corp. (a)	7.375	04/01/20	327,050
640	JPMorgan Chase & Co.	3.20	01/25/23	621,768
350	JPMorgan Chase & Co.	3.875	02/01/24	353,858
525	Kilroy Realty LP	3.80	01/15/23	512,722
425	Lincoln National Corp.	7.00	06/15/40	561,136
365	Macquarie Bank Ltd. (Australia) (a)	6.625	04/07/21	413,551
380	Macquarie Group Ltd. (Australia) (a)	6.00	01/14/20	421,943
675	Markel Corp.	3.625	03/30/23	657,563
500	Metlife Capital Trust IV (a)	7.875	12/15/37	592,500
600	National Retail Properties, Inc.	3.30	04/15/23	567,130
750	Nationwide Building Society (United Kingdom) (a)	6.25	02/25/20	875,448
800	Nationwide Financial Services, Inc. (a)	5.375	03/25/21	884,016
425	Omega Healthcare Investors, Inc. (a)	4.95	04/01/24	418,104
450	Piedmont Operating Partnership LP	3.40	06/01/23	417,660
225	Platinum Underwriters Finance, Inc., Series B	7.50	06/01/17	255,096
980	Post Apartment Homes LP	3.375	12/01/22	931,397
895	Principal Financial Group, Inc.	1.85	11/15/17	898,309
850	Protective Life Corp.	7.375	10/15/19	1,033,138
790	Prudential Financial, Inc.	5.625(e)	06/15/43	809,750

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments■March 31, 2014 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE

$285	Prudential Financial, Inc., MTN	6.625%	12/01/37	$358,012
575	QBE Capital Funding III Ltd. (Australia) (a)	7.25(e)	05/24/41	616,110
550	Realty Income Corp.	3.25	10/15/22	525,050
250	Realty Income Corp.	4.65	08/01/23	262,083
430	Santander Holdings USA, Inc.	3.45	08/27/18	445,341
600	Santander US Debt SAU (Spain) (a)	3.724	01/20/15	611,563
495	Standard Chartered PLC (United Kingdom) (a)	3.95	01/11/23	473,708
600	Turkiye Is Bankasi (Turkey) (a)	7.85	12/10/23	620,700
525	Weingarten Realty Investors	3.375	10/15/22	496,759
290	Wells Fargo & Co.	4.125	08/15/23	293,944
284	Wells Fargo & Co.	5.606	01/15/44	308,554

				55,054,185

	Industrials (5.3%)
470	Anixter, Inc.	5.625	05/01/19	502,900
710	Ball Corp.	4.00	11/15/23	667,400
427	Bombardier, Inc. (Canada) (a)	6.125	01/15/23	433,405
875	Burlington Northern Santa Fe LLC	3.05	03/15/22	851,466
370	CEVA Group PLC (United Kingdom) (a)	7.00	03/01/21	378,325
895	CRH America, Inc. (Ireland)	6.00	09/30/16	995,348
460	CRH America, Inc.	8.125	07/15/18	562,224
217	General Cable Corp.	5.00(h)	11/15/29	218,628
810	Heathrow Funding Ltd. (United Kingdom) (a)	4.875	07/15/21	874,187
430	Holcim US Finance Sarl & Cie SCS (Switzerland) (a)	6.00	12/30/19	490,092
625	Koninklijke Philips N.V. (Netherlands)	3.75	03/15/22	645,429
650	L-3 Communications Corp.	4.95	02/15/21	697,196
490	MasTec, Inc.	4.875	03/15/23	482,650
490	Packaging Corp. of America	4.50	11/01/23	508,172
500	Silgan Holdings, Inc. (a)	5.50	02/01/22	516,250
500	Thermo Fisher Scientific, Inc.	4.15	02/01/24	515,452

				9,339,124

	Technology (2.5%)
1,315	Hewlett-Packard Co.	4.65	12/09/21	1,393,362
164	Intel Corp.	2.95	12/15/35	193,418
179	Lam Research Corp.	1.25	05/15/18	222,967
400	NetApp, Inc.	2.00	12/15/17	404,514
313	Nuance Communications, Inc.	2.75	11/01/31	315,152
255	NVIDIA Corp. (a)	1.00	12/01/18	280,341
295	Salesforce.com, Inc.	0.25	04/01/18	334,641
350	SanDisk Corp. (a)	0.50	10/15/20	387,187
348	Take-Two Interactive Software, Inc.	1.75	12/01/16	458,707
400	Xilinx, Inc.	3.00	03/15/21	397,278

				4,387,567

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments■March 31, 2014 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE

	Utilities (6.0%)
$325	Appalachian Power Co.	7.00%	04/01/38	$427,289
290	CEZ AS (Czech Republic) (a)	4.25	04/03/22	297,411
295	CMS Energy Corp.	5.05	03/15/22	328,667
170	CMS Energy Corp.	6.25	02/01/20	199,664
400	Duke Energy Corp.	2.10	06/15/18	401,655
305	EDP Finance BV (Portugal) (a)	4.90	10/01/19	319,487
370	EDP Finance BV (Portugal) (a)	5.25	01/14/21	382,580
575	Enel Finance International N.V. (Italy) (a)	5.125	10/07/19	631,174
210	Enel SpA (Italy) (a)	8.75(e)	09/24/73	236,166
300	Entergy Gulf States Louisiana LLC	6.00	05/01/18	340,005
2,400	Exelon Generation Co., LLC	4.00	10/01/20	2,468,253
500	Iberdrola Finance Ireland Ltd. (Spain) (a)	5.00	09/11/19	549,873
875	Jersey Central Power & Light Co. (a)	4.70	04/01/24	908,280
150	Monongahela Power Co. (a)	5.40	12/15/43	165,139
350	Origin Energy Finance Ltd. (Australia) (a)	3.50	10/09/18	356,649
1,000	PPL WEM Holdings Ltd. (a)	3.90	05/01/16	1,050,905
540	Puget Energy, Inc.	6.50	12/15/20	630,479
23	Toledo Edison Co. (The)	7.25	05/01/20	27,290
845	TransAlta Corp. (Canada)	4.50	11/15/22	833,134

				10,554,100

	Total Corporate Bonds (Cost $151,151,570)			159,685,835

	Asset-Backed Securities (1.3%)
	CVS Pass-Through Trust
1,200		6.036	12/10/28	1,351,513
750	(a)	8.353	07/10/31	970,548

	Total Asset-Backed Securities (Cost $1,961,744)			2,322,061

	Variable Rate Senior Loan Interest (0.2%)
	Industrial
420	Aspect Software, Inc., Term B (Cost $426,893)	7.25	05/07/14	425,845

NUMBER OF SHARES
	Convertible Preferred Stocks (0.5%)
	Electric Utilities
7,600	NextEra Energy, Inc.			466,108
6,700	PPL Corp.			366,490

	Total Convertible Preferred Stocks (Cost $797,183)			832,598

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments■March 31, 2014 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE

	Short-Term Investments (0.6%)
	U.S. Treasury Securities
	U.S. Treasury Bills
$1,000	(i)(j)	0.063%	08/21/14	$999,788
20	(i)(j)	0.066	08/21/14	19,996

	Total Short-Term Investments (Cost $1,019,750)			1,019,784

	Total Investments (Cost $155,357,140) (k)		93.0%	164,286,123
	Other Assets in Excess of Liabilities		7.0	12,435,085

	Net Assets		100.0%	$176,721,208

MTN	Medium Term Note.
PJSC	Public Joint Stock Company.
(a)	144A security – Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(b)	Capital appreciation bond.
(c)	Issuer in bankruptcy.
(d)	Non-income producing security; bond in default.
(e)	Variable/Floating Rate Security – Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on March 31, 2014.
(f)	When-issued security.
(g)

Perpetual – One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of March 31, 2014.

(h)	Multi-step coupon rate changes in predetermined increments to maturity. Rate disclosed is as of March 31, 2014. Maturity date disclosed is the ultimate maturity date.
(i)	Rate shown is the yield to maturity at March 31, 2014.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.
(k)	Securities are available for collateral in connection with purchase of a when-issued security, open foreign currency forward exchange contracts, futures contracts and swap agreements.

Foreign Currency Forward Exchange Contracts Open at March 31, 2014:

COUNTERPARTY		CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
HSBC Bank PLC		$268,481	HKD	2,082,500	04/03/14	$5
UBS AG	EUR	666,708		$918,040	04/03/14	(449)
UBS AG	HKD	2,082,500		$268,360	04/03/14	(126)
UBS AG		$918,057	EUR	666,708	04/03/14	431
HSBC Bank PLC	HKD	2,082,500		$268,509	05/02/14	(3)
UBS AG	EUR	666,708		$917,984	05/06/14	(441)

				Net Unrealized Depreciation		$(583)

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments■March 31, 2014 (unaudited)  continued

Futures Contracts Open at March 31, 2014:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
185	Long	U.S. Treasury 2 yr. Note, Jun-14	$40,619,063	$(50,016)
128	Long	U.S. Treasury Ultra Long Bond, Jun-14	18,492,000	304,875
40	Long	U.S. Treasury Long Bond, Jun-14	5,328,750	13,063
118	Short	U.S. Treasury 5 yr. Note, Jun-14	(14,036,469)	79,547
119	Short	U.S. Treasury 10 yr. Note, Jun-14	(14,696,500)	93,617

		Net Unrealized Appreciation		$441,086

Credit Default Swap Agreements Open at March 31, 2014:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS PAID (RECEIVED)	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
Barclays Bank PLC Yum! Brands, Inc.	Buy	$875	1.00%	12/20/18	$(5,496)	$(15,187)	$(20,683)	BBB
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	795	1.00	3/20/19	(12,151)	15,258	3,107	BBB+
JPMorgan Chase Bank NA CDX.NA.IG.20	Sell	1,750	1.00	6/20/18	24,606	9,666	34,272	NR
JPMorgan Chase Bank NA CDX.NA.IG.20	Sell	360	1.00	6/20/18	2,828	4,222	7,050	NR
Morgan Stanley & Co., LLC* CDX.NA.HY.21	Buy	3,975	5.00	12/20/18	8,661	(330,305)	(321,644)	NR
Morgan Stanley & Co., LLC* CDX.NA.IG.21	Sell	875	1.00	12/20/18	3,487	12,468	15,955	NR

Total Credit Default Swaps		$8,630			$21,935	$(303,878)	$(281,943)

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments■March 31, 2014 (unaudited)  continued

Interest Rate Swap Agreements Open at March 31, 2014:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America NA	$1,950	3 Month LIBOR	Receive	2.04%	02/13/23	$ 99,218
Deutsche Bank AG	6,660	3 Month LIBOR	Receive	3.03	05/14/43	580,672
Deutsche Bank AG	1,770	3 Month LIBOR	Receive	2.80	05/01/43	229,734
Goldman Sachs International	1,900	3 Month LIBOR	Receive	2.42	03/22/22	17,058
JPMorgan Chase Bank NA	922	3 Month LIBOR	Receive	2.43	03/22/22	7,209
Morgan Stanley & Co., LLC*	9,460	3 Month LIBOR	Receive	2.75	11/20/23	(49,464)

			Net Unrealized Appreciation			$884,427

LIBOR	London Interbank Offered Rate.
NR	Not Rated.
*	Cleared swap agreement, the broker for which is Morgan Stanley & Co., LLC.
†	Credit rating as issued by Standard & Poor’s.

Currency Abbreviations:
EUR	Euro.
HKD	Hong Kong Dollar.
KRW	South Korean Won.
USD	United States Dollar.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements

Statement of Assets and Liabilities   March 31, 2014 (unaudited)

Assets:
Investments in securities, at value (cost $155,357,140)	$164,286,123
Cash	10,461,370
Unrealized appreciation on open swap agreements	961,325
Unrealized appreciation on open foreign currency forward exchange contracts	436
Receivable for:
Interest	1,897,965
Investments sold	373,679
Premium paid on open swap agreements	29,146
Variation margin on open swap agreements	1,590
Prepaid expenses and other assets	33,502

Total Assets	178,045,136

Liabilities:
Unrealized depreciation on open swap agreements	17,647
Unrealized depreciation on open foreign currency forward exchange contracts	1,019
Due to broker	900,000
Payable for:
Investments purchased	149,697
Advisory fee	62,856
Variation margin on open futures contracts	38,522
Premium received on open swap agreements	15,187
Administration fee	11,973
Transfer agent fee	4,257
Accrued expenses and other payables	122,770

Total Liabilities	1,323,928

Net Assets	$176,721,208

Composition of Net Assets:
Paid-in-capital	$169,914,596
Net unrealized appreciation	10,275,973
Dividends in excess of net investment income	(440,644)
Accumulated net realized loss	(3,028,717)

Net Assets	$176,721,208

Net Asset Value Per Share
8,967,025 shares outstanding (15,000,000 shares authorized of $0.01 par value)	$19.71

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements  continued

Statement of Operations  For the six months ended March 31, 2014 (unaudited)

Net Investment Income:
Income
Interest	$3,232,158
Dividends	25,845

Total Income	3,258,003

Expenses
Advisory fee (Note 4)	362,902
Administration fee (Note 4)	69,124
Professional fees	42,967
Shareholder reports and notices	22,290
Custodian fees	17,624
Transfer agent fees and expenses	13,249
Directors’ fees and expenses	4,030
Other	38,731

Total Expenses	570,917

Net Investment Income	2,687,086

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	1,776,427
Futures contracts	292,502
Swap agreements	(60,988)
Foreign currency forward exchange contracts	(33,077)
Foreign currency translation	(183)

Net Realized Gain	1,974,681

Change in Unrealized Appreciation (Depreciation) on:
Investments	5,614,396
Futures contracts	509,692
Swap agreements	(446,880)
Foreign currency forward exchange contracts	20,875
Foreign currency translation	23

Net Change in Unrealized Appreciation (Depreciation)	5,698,106

Net Gain	7,672,787

Net Increase	$10,359,873

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements  continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED MARCH 31, 2014	FOR THE YEAR ENDED SEPTEMBER 30, 2013
	(unaudited)
Increase (Decrease) in Net Assets:

Operations:
Net investment income	$2,687,086	$6,794,168
Net realized gain	1,974,681	3,240,099
Net change in unrealized appreciation (depreciation)	5,698,106	(9,429,158)

Net Increase	10,359,873	605,109

Dividends to shareholders from net investment income	(3,494,256)	(6,224,383)
Decrease from capital stock transactions	(185,440)	(840,057)

Net Increase (Decrease)	6,680,177	(6,459,331)

Net Assets:
Beginning of period	170,041,031	176,500,362

End of Period
(Including dividends in excess of net investment income of $(440,644) and accumulated undistributed net investment income of $366,526, respectively)	$176,721,208	$170,041,031

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Notes to Financial Statements■March 31, 2014 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Income Securities Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide as high a level of current income for distribution to shareholders as is consistent with prudent investment risk and, as a secondary objective, capital appreciation. The Fund was organized as a Maryland corporation on December 21, 1972 and commenced operations on April 6, 1973.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Board of Directors (the “Directors”). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price; (3) certain senior collateralized loans (“Senior Loans”) are valued based on quotations received from an independent pricing service; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly owned subsidiary of Morgan Stanley, determines that the market quotations are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange (“NYSE”); and (8) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities’ fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Under procedures approved by the Directors, the Fund’s Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements■March 31, 2014 (unaudited)  continued

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. When the Fund buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Fund accrues the commitment fee over the expected term of the loan. When the Fund sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

D. Senior Loans — Senior Loans are typically structured by a syndicate of lenders (“Lenders”), one or more of which administers the Senior Loan on behalf of the Lenders (“Agent”). Lenders may sell interests in Senior Loans to third parties (“Participations”) or may assign all or a portion of their interest in a Senior Loan to third parties (“Assignments”). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

E. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to the Fund on such

Morgan Stanley Income Securities Inc.

Notes to Financial Statements■March 31, 2014 (unaudited)  continued

securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund’s commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

F. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—	investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors,

Morgan Stanley Income Securities Inc.

Notes to Financial Statements■March 31, 2014 (unaudited)  continued

fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements■March 31, 2014 (unaudited)  continued

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2014.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Corporate Bonds	$ —	$159,685,835	$—	$159,685,835
Asset-Backed Securities	—	2,322,061	—	2,322,061
Variable Rate Senior Loan Interest	—	425,845	—	425,845
Total Fixed Income Securities	—	162,433,741	—	162,433,741
Convertible Preferred Stocks	832,598	—	—	832,598
Short-Term Investment – U.S. Treasury Securities	—	1,019,784	—	1,019,784
Foreign Currency Forward Exchange Contracts	—	436	—	436
Futures Contracts	491,102	—	—	491,102
Credit Default Swap Agreements	—	39,582	—	39,582
Interest Rate Swap Agreements	—	933,891	—	933,891
Total Assets	1,323,700	164,427,434	—	165,751,134
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(1,019)	—	(1,019)
Futures Contracts	(50,016)	—	—	(50,016)
Credit Default Swap Agreements	—	(17,647)	—	(17,647)
Interest Rate Swap Agreements	—	(49,464)	—	(49,464)
Total Liabilities	(50,016)	(68,130)	—	(118,146)
Total	$1,273,684	$164,359,304	$—	$165,632,988

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of March 31, 2014, the Fund did not have any investments transfer between investment levels.

3. Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves

Morgan Stanley Income Securities Inc.

Notes to Financial Statements■March 31, 2014 (unaudited)  continued

risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts     In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract (“currency contract”) is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements■March 31, 2014 (unaudited)  continued

Futures     A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in the futures contract.

Swaps     The Fund may enter into over-the-counter (“OTC”) swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risks. The Fund’s use of swaps during the period included those based on the credit of

Morgan Stanley Income Securities Inc.

Notes to Financial Statements■March 31, 2014 (unaudited)  continued

an underlying security commonly referred to as “credit default swaps”. The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with “Due from (to) broker” in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Fund will be reflected as an asset or liability in the Statement of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall (“ASC 815”), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements■March 31, 2014 (unaudited)  continued

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of March 31, 2014.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$491,102	†	Variation margin on open futures contracts	$(50,016)†
	Variation margin on open swap agreements	—		Variation margin on open swap agreements	(49,464)†
	Unrealized appreciation on open swap agreements	933,891		Unrealized depreciation on open swap agreements	—
Credit Risk	Unrealized appreciation on open swap agreements	27,434		Unrealized depreciation on open swap agreements	(17,647)
	Variation margin on open swap agreements	12,148	†	Variation margin on open swap agreements	—
Foreign Currency Risk	Unrealized appreciation on open foreign currency forward exchange contracts	436		Unrealized depreciation on open foreign currency forward exchange contracts	(1,019)

		$1,465,011			$(118,146)

†	Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day’s net variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended March 31, 2014 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY FORWARD EXCHANGE	SWAPS
Interest Rate Risk	$292,502	$—	$63,760
Credit Risk	—	—	(124,748)
Foreign Currency Risk	—	(33,077)	—

Total	$292,502	$(33,077)	$(60,988)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY FORWARD EXCHANGE	SWAPS
Interest Rate Risk	$509,692	$—	$(509,753)
Credit Risk	—	—	62,873
Foreign Currency Risk	—	20,875	—

Total	$509,692	$20,875	$(446,880)

Morgan Stanley Income Securities Inc.

Notes to Financial Statements■March 31, 2014 (unaudited)  continued

At March 31, 2014, the Fund’s derivative assets and liabilities are as follows:

	GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES
Derivatives(a)	ASSETS(b)	LIABILITIES(b)
Foreign Currency Forward Exchange Contracts	$436	$(1,019)
Swap Agreements	961,325	(17,647)

Total	$961,761	$(18,666)

(a)	Excludes exchange-traded derivatives.
(b)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreements, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swaps, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to /due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements■March 31, 2014 (unaudited)  continued

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of March 31, 2014.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED(c)	NET AMOUNT (NOT LESS THAN $0)
Bank of America NA	$99,218	$—	$—	$99,218
Deutsche Bank AG	810,406	—	(810,406)	0
Goldman Sachs International	17,058	—	—	17,058
HSBC Bank PLC	5	(3)	—	2
JPMorgan Chase Bank NA	34,643	—	(34,643)	0
UBS AG	431	(431)	—	0

Total	$961,761	$(434)	$(845,049)	$116,278

(c)	In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
COUNTERPARTY	GROSS LIABILITIES DERIVATIVES PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
Barclays Bank PLC	$17,647	$—	$—	$17,647
HSBC Bank PLC	3	(3)	—	0
UBS AG	1,016	(431)	—	585

Total	$18,666	$(434)	$—	$18,232

For the six months ended March 31, 2014, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$2,297,126
Futures Contracts:
Average monthly original value	$80,152,426
Swap Agreements:
Average monthly notional amount	$42,662,667

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the Fund: 0.42% to the portion of the average weekly net assets not exceeding $500 million and 0.35% to the portion of the average weekly net assets exceeding $500 million. For the six months ended March 31, 2014, the advisory fee rate was equivalent to an annual effective rate of 0.42% of the Fund’s daily net assets.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements■March 31, 2014 (unaudited)  continued

Morgan Stanley Services Company Inc. was the Fund’s Administrator. Effective January 1, 2014, the Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund’s average weekly net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended March 31, 2014, aggregated $33,468,990 and $42,013,427, respectively.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended March 31, 2014, included in “Directors’ fees and expenses” in the Statement of Operations amounted to $1,920. At March 31, 2014, the Fund had an accrued pension liability of $59,167, which is included in “Accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

6. Capital Stock

On December 12, 1995, the Fund commenced a share repurchase program for the purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. During the six months ended March 31, 2014, the Fund repurchased 10,946 of its shares at an average discount of 12.18% from net asset value per share. Since the inception of the program, the Fund has repurchased 3,233,493 of its shares at an average discount of 8.85% from net asset value per share. The Directors regularly monitor the Fund’s share repurchase program as part of their review and consideration of the Fund’s premium/discount history. The Fund expects to continue to repurchase its outstanding shares at

Morgan Stanley Income Securities Inc.

Notes to Financial Statements■March 31, 2014 (unaudited)  continued

such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

7. Dividends

The Fund declared the following dividends from net investment income subsequent to March 31, 2014:

DECLARATION DATE	AMOUNT PER SHARE	RECORD DATE	PAYABLE DATE
April 7, 2014	$ 0.0525	April 17, 2014	April 25, 2014

8. Federal Income Tax Status

It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in ‘‘Other Expenses” in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2012 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$6,224,383	$7,516,434

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements■March 31, 2014 (unaudited)  continued

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to foreign currency losses, gains on swaps and tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at September 30, 2013:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$(276,063)	$276,063	—

At September 30, 2013, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$389,864	—

At March 31, 2014, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $10,429,354 and the aggregate gross unrealized depreciation is $1,500,371 resulting in net unrealized appreciation of $8,928,983.

At September 30, 2013, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

AMOUNT	EXPIRATION
$5,015,510	September 30, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2013, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of $2,993,851.

9. Accounting Pronouncement

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be

Morgan Stanley Income Securities Inc.

Notes to Financial Statements■March 31, 2014 (unaudited)  continued

characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Act automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Fund, management expects that the impact of the Fund’s adoption will be limited to additional financial statement disclosures.

Morgan Stanley Income Securities Inc.

Financial Highlights

Select ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE SIX MONTHS ENDED MARCH 31, 2014		FOR THE YEAR ENDED SEPTEMBER 30,
			2013	2012	2011	2010^	2009^
	(unaudited)
Selected Per Share Data:

Net asset value, beginning of period	$18.94		$19.55	$17.95	$18.38	$17.20	$14.77

Income (loss) from investment operations:
Net investment income(1)	0.30		0.75	0.78	0.86	0.95	0.88
Net realized and unrealized gain (loss)	0.86		(0.68)	1.65	(0.38)	1.28	2.41

Total income from investment operations	1.16		0.07	2.43	0.48	2.23	3.29

Less dividends from net investment income	(0.39)		(0.69)	(0.83)	(0.91)	(1.05)	(0.88)

Anti-dilutive effect of acquiring treasury shares(1)	0.00	(2)	0.01	—	—	—	0.02

Net asset value, end of period	$19.71		$18.94	$19.55	$17.95	$18.38	$17.20

Market value, end of period	$17.54		$16.63	$19.14	$17.20	$17.79	$16.39

Total Investment Return(3):
Market Value	7.90	%(6)	(9.68)%	16.53%	2.00%	15.60%	42.12%

Ratios to Average Net Assets:
Total expenses	0.66	%(7)	0.66%	0.63%	0.65%	0.66%	0.67	%(4)
Net investment income	3.10	%(7)	3.86%	4.16%	4.71%	5.43%	5.82	%(4)
Rebate from Morgan Stanley affiliate	—		—	—	—	—	0.00	%(5)

Supplemental Data:
Net assets, end of period, in thousands	$176,721		$170,041	$176,500	$162,030	$165,952	$155,323
Portfolio turnover rate	20	%(6)	57%	61%	52%	53%	73%

^	Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Amount is less than $0.005.
(3)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

Morgan Stanley Income Securities Inc.

Shareholders Voting Results (unaudited)

On June 24, 2013, an annual meeting of the Fund’s shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all Shareholders:

	Number of Shares
	For	Against	Abstain

Michael F. Klein	6,989,963	292,881	0

Michael E. Nugent	6,977,757	305,087	0

W. Allen Reed	6,975,123	307,721	0

Morgan Stanley Income Securities Inc.

Portfolio Management (unaudited)

The Portfolio is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Joseph Mehlman, Executive Director of the Adviser and Christian G. Roth, Managing Director of the Adviser.

Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in November 2008. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in February 2009.

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited)

The Fund has amended and restated its policy on derivatives to permit it to invest in the derivative investments discussed below.

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission (“SEC”) rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures.    A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in the futures contract.

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited)  continued

Options.    In respect of options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter (“OTC”), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps.    The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps”. The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event of the issuer of the referenced debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, typically it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited)  continued

debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occuring on a phased-in basis.

Foreign Currency Forward Exchange Contracts.    In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract (“currency contract”) is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Mortgage Securities.    Mortgage securities derive their value from the value of underlying mortgages. Mortgage securities are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers of the underlying mortgages. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). Payments of principal and interest on the

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited)  continued

Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways including “inverse only (“IO”)” classes and “inverse IO” classes. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.

Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs. It is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Commercial Mortgage-Backed Securities (“CMBS”) are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multi-family properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited)  continued

substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Stripped Mortgage-Backed Securities (“SMBSs”) are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. lOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decrease. If the Fund invests in SMBSs and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Defensive Investing

The Fund may take temporary “defensive” positions in attempting to respond to adverse market, economic, political or other conditions. The Fund may invest any amount of its assets in cash, cash equivalents or other fixed-income securities in a defensive posture that may be inconsistent with the Fund’s principal investment strategies when the Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Morgan Stanley Income Securities Inc.

Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of the Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time.

Plan benefits

•	Add to your account

You may increase your shares in the Fund easily and automatically with the Plan.

•	Low transaction costs

Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

•	Convenience

You will receive a detailed account statement from Computershare Trust Company, N.A., (the Agent) which administers the Plan. The statement shows your total Distributions, dates of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at morganstanley.com/im/cef.

•	Safekeeping

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

If you choose to participate in the Plan, whenever the Fund declares a distribution, it will be invested in additional shares of the Fund that are purchased in the open market.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting morganstanley.com/im/cef, calling toll-free (800) 231-2608 or notifying us in writing at Morgan Stanley Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842. Please include the Fund name and account number and ensure that all shareholders listed on the account sign the written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the

Morgan Stanley Income Securities Inc.

Dividend Reinvestment Plan (unaudited)  continued

“record date,” which is generally one week before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Costs of the Plan

There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan’s fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications

The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or capital gains distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws, Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for Information concerning their individual situation.

How to withdraw from the Plan

To withdraw from the Plan, please visit morganstanley.com/im/cef or call (800) 231-2608 or notify us in writing at the address below.

Morgan Stanley Closed-End Funds

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, Texas 77842

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.	If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.
3.	You may sell your shares through your financial advisor through the Direct Registration System (“DRS”). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

Morgan Stanley Income Securities Inc.

Dividend Reinvestment Plan (unaudited)  continued

The Fund and Computershare Trust Company, N.A. at any time may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 800-231-2608 or visit morganstanley.com/im/cef.

Morgan Stanley Income Securities Inc.

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds (“us”, “our”, “we”).

We are required by federal law to provide you with notice of our U.S. privacy policy (“Policy”). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as “personal information.” We also use the term “affiliated company” in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley Income Securities Inc.

U.S. Privacy Policy (unaudited)  continued

1.  What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•

We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies.    We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.    We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

Morgan Stanley Income Securities Inc.

U.S. Privacy Policy (unaudited)  continued

3.  How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How	Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies’ use of personal information for marketing purposes, as described in this notice, you may do so by:

•	Calling us at (800) 231-2608

Monday–Friday between 8a.m. and 5p.m. (EST)

Morgan Stanley Income Securities Inc.

U.S. Privacy Policy (unaudited)  continued

•	Writing to us at the following address:

Computershare Trust Company, N.A.

c/o Privacy Coordinator

P.O. Box 30170

College Station, Texas 77842

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What	if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Morgan Stanley Income Securities Inc.

U.S. Privacy Policy (unaudited)  continued

Special Notice to Residents of Vermont

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
October 2013	1,843		N/A	N/A
November 2013	9,103		N/A	N/A
December 2013			N/A	N/A
January 2014			N/A	N/A
February 2014			N/A	N/A
March 2014			N/A	N/A

Total	10,946.00	16.9113	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

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(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Income Securities Inc.

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

May 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

May 20, 2014

/s/ Francis Smith

Francis Smith

Principal Financial Officer

May 20, 2014

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